                                                                   EXHIBIT 10.36

TO: The Lenders under the Amended and Restated Credit Agreement (LETTER OF
    CREDIT AND HEDGED INVENTORY FACILITY) dated as of May 4, 2001, as amended and in effect through the Third Amendment thereto (the "Agreement"), among Plains Marketing, L.P. ("Borrower"), All American Pipeline, L.P. and Plains All American Pipeline, L.P., as guarantors, Fleet National Bank, as Administrative Agent, and the Lenders named therein.

           FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Ladies and Gentlemen:

     Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement, and reference is hereby made to the Agreement for all purposes in connection herewith. This Amendment is a Loan Document.

     All American proposes to purchase certain pipeline assets and equity interests in partnerships owning certain pipeline assets as previously disclosed by US Borrower to Administrative Agent and Lenders (the "Subject Acquisition"). The cash purchase price of the Subject Acquisition is approximately $147,000,000, plus a contingent payment of up to $30,000,000 (the "Contingent Payment Obligation"); provided, in the event certain third-party rights to purchase certain of the assets are exercised (the "First Refusal Rights"), such purchase price will be approximately $114,000,000, plus the Contingent Payment Obligation. The Subject Acquisition does not constitute a Permitted Acquisition and therefore is not permitted under Section 7.7(c) of the Agreement.

     US Borrower is seeking consent to the Subject Acquisition, including the exclusion of the Contingent Payment Obligation as a Liability.

     The undersigned Lender hereby consents to the treatment of the Subject Acquisition as if it were a Permitted Acquisition, and to the exclusion of the Contingent Payment Obligation as a Liability, subject to the following:

          (a) Administrative Agent shall have received and approved copies of all environmental evaluations, reports or reviews related to properties to be acquired pursuant to the Subject Acquisition.

          (b) Administrative Agent and each Lender shall have received any updated or revised business and/or financial projections with respect to the assets and operations to be acquired pursuant to the Subject Acquisition, and, except for (i) adjustments in the event of the exercise of the First Refusal Rights, or (ii) revisions accompanied by a corresponding purchase price adjustment, no such projection shall materially and adversely differ from those projections previously delivered to Administrative Agent and Lenders.

          (c) All American, as acquirer, shall have received an environmental indemnity with respect to individual claims greater than $200,000 ("Covered Claims") as follows: (i) 50% of Covered Claims which in the aggregate exceed $2,000,000 but do not exceed $6,000,000, and (ii) 100% of Covered Claims which in the aggregate exceed $6,000,000 but do not exceed $30,000,000, to be effective for not less than two years following the Subject Acquisition closing date, and otherwise reasonably satisfactory to Administrative Agent with respect to such liabilities.

          (d) Administrative Agent shall have received and approved copies of all documentation relating to the Subject Acquisition documents and all other related documents as Administrative Agent may request.

          (e) The cash portion of the purchase price, together with associated transaction costs and expenses, shall not exceed $160,000,000, plus the Contingent Payment Obligation; provided, in the event of the exercise of the First Refusal Rights, the cash portion of the purchase price, together with associated transaction costs and expenses, shall not exceed $127,000,000, plus the Contingent Payment Obligation.

          (f) Both immediately prior to and immediately following the consummation of the Subject Acquisition, no Material Adverse Change shall have occurred since December 31, 2000, and no Default or Event of Default shall have occurred and be continuing.

          (g) All American shall have delivered Security Documents pursuant to
     Section 6.14 of the Agreement with respect to the assets acquired pursuant to the Subject Acquisition, provided, with respect to those assets constituting undivided interests in joint venture pipeline assets or general partnership interests requiring the consent or approval of third parties to the delivery of such Security Documents, All American shall use its commercially reasonable best efforts, as determined by Administrative Agent, to deliver such Security Documents with respect to such assets.

     The effectiveness of this Amendment shall be conditioned upon the contemporaneous effectiveness of an amendment to the Revolver Agreement on substantially identical terms and shall become effective upon (i) consent of Majority Lenders, (ii) acceptance hereof by Borrower, and (iii) payment of a $5,000 consent fee to each Lender (unless such Lender shall have received such consent fee pursuant to the amendment to the Revolver Agreement). Please execute a copy of this letter in the space provided below to evidence your consent to the foregoing and fax a copy to the Administrative Agent (c/o Terry Ronan) at 617-434-3652 by 5:00 p.m., Monday, October 29th.

     Thank you for your assistance on such short notice.

                              FLEET NATIONAL BANK, Administrative Agent

                              By:   /s/ Terrence Ronan
                                 -----------------------------------------
                                  Terrence Ronan, Managing Director

We hereby consent to the foregoing


First Union National Bank

By: /s/  Robert R. Wetteroff
   --------------------------------------
    Name: Robert R. Wetteroff
    Title:   Senior Vice President

Bank of America, N.A.

By:   /s/  Ronald E. McKaig
   --------------------------------------
    Name: Ronald E. McKaig
    Title:   Managing Director

Bank One NA

By:   /s/  Charles Kingswell-Smith
   --------------------------------------
    Name: Charles Kingswell-Smith
    Title:   First Vice President

Fortis Capital Corp.

By:   /s/  Darrell W. Holley
   --------------------------------------
    Name: Darrell W. Holley
    Title:  Managing Director

By:   /s/  Deirdre Sanborn
   --------------------------------------
    Name: Deirdre Sanborn
    Title:   Vice President

U.S. Bank, National Association

By:   /s/  Monte E. Deckerd
   --------------------------------------
    Name: Monte E. Deckerd
    Title:   Vice President

Bank of Scotland

By:   /s/  Joseph Fratus
   --------------------------------------
    Name: Joseph Fratus
    Title:   Vice President

The Bank of Nova Scotia

By:   /s/  M. D. Smith
   --------------------------------------
    Name: M. D. Smith
    Title:   Agent

Wells Fargo Bank (Texas)

By:   /s/   John Lane
   --------------------------------------
    Name: John Lane
    Title:   Vice President

Toronto Dominion (Texas), Inc.

By:   /s/   Jim Bridwell
   --------------------------------------
    Name: Jim Bridwell
    Title:   Vice President


Credit Agricole Indosuez

By:   /s/   Brian Knezeak
   --------------------------------------
    Name: Brian Knezeak
    Title:   FVP, Manager

By:   /s/   Michael D. Willis
   --------------------------------------
    Name: Michael D. Willis
    Title:   VP, Credit Analysis


Union Bank of California, N.A.

By:   /s/  Randall Osterberg
   --------------------------------------
    Name: Randall Osterberg
    Title:   Senior Vice President


Southwest Bank of Texas, N.A.

By:   /s/   A. Stephen Kennedy
   --------------------------------------
    Name: A. Stephen Kennedy
    Title:   Senior Vice President


BNP Paribas

By:   /s/   Edward K. Chin
   --------------------------------------
    Name: Edward K. Chin
    Title:   Director

By:   /s/   Keith Cox
   --------------------------------------
    Name: Keith Cox
    Title:   Director

Comerica Bank-Texas

By:   /s/  Huma Vadgama
   --------------------------------------
    Name:  Huma Vadgama
    Title: Corporate Banking Officer



Octagon Investment Partners IV, Ltd.

By:        Octagon Credit Investors, LLC
           as collateral manager

By:   /s/  Michael B. Nechamkin
   --------------------------------------
    Name:  Michael B. Nechamkin
    Title: Portfolio Manager


Captiva III Finance Ltd (Acct. 275),
    as advised by Pacific Invesment
    Management Company, LLC


By:   /s/  David Dyer
   --------------------------------------
    Name:  David Dyer
    Title: Director


Captiva IV Finance Ltd. (Acct. 275),
    as advised by Pacific Investment
    Management Company, LLC


By:   /s/  David Dyer
   --------------------------------------
    Name:  David Dyer
    Title: Director


Royalton Company (Acct 280)

By:  Pacific Investment Management
     Company, LLC, as its
     Investment Advisor


By:   /s/  Mohan V. Phansalkar
   --------------------------------------
    Name:  Mohan V. Phansalkar
    Title: Executive Vice President


Bedford CDO, Limited (Acct. 1276)

By:  Pacific Investment Management
     Company, LLC, as its
     Investment Advisor


By:   /s/  Mohan V. Phansalkar
   --------------------------------------
    Name:  Mohan V. Phansalkar
    Title: Executive Vice President

Delano Company (Acct. 274)

By:  Pacific Investment Management
     Company, LLC, as its
     Investment Advisor


By:   /s/  Mohan V. Phansalkar
   --------------------------------------
    Name:  Mohan V. Phansalkar
    Title: Executive Vice President

Addison CDO, Limited (Acct. 1279)


By:  Pacific Investment Management
     Company, LLC, as its
     Investment Advisor


By:   /s/  Mohan V. Phansalkar
   --------------------------------------
    Name:  Mohan V. Phansalkar
    Title: Executive Vice President

Jissekikun Funding, Ltd. (Acct 1288)

By:  Pacific Investment Management Company, LLC,
     as its Investment Advisor


By:   /s/   Mohan V. Phansalkar
   --------------------------------------
    Name:   Mohan V. Phansalkar
    Title:  Executive Vice President


Balboa CDO I, Limited

By:  Pacific Investment Management Company, LLC,
     as its Investment Advisor


By:   /s/   Mohan V. Phansalkar
   --------------------------------------
    Name:   Mohan V. Phansalkar
    Title:  Executive Vice President


Sequils-Magnum, Ltd.

By:  Pacific Investment Management Company, LLC,
     as its Investment Advisor


By:   /s/   Mohan V. Phansalkar
   --------------------------------------
    Name:   Mohan V. Phansalkar
    Title:  Executive Vice President


San Joaquin CDO I Limited

By:  Pacific Investment Management Company, LLC,
     as its Investment Advisor


By:   /s/  Mohan V. Phansalkar
   --------------------------------------
    Name:  Mohan V. Phansalkar
    Title: Executive Vice President


Highland Loan Funding V Ltd.

By:  Highland Capital Management, L.P.
     as Collateral Manager


By:   /s/  Mark Okada
   --------------------------------------
    Name:  Mark Okada, CFV
    Title: Executive Vice President


Pilgrim America High Income Investments Inc. Ltd.

By:  ING Pilgrim Investments, Inc.
     as its investment manager


By:   /s/  Charles E. LeMieux
   --------------------------------------
    Name:  Charles E. LeMieux, CFA
    Title: Vice President


TCW Select Loan Fund, Limited

By:  TCW Advisors, Inc.
     as its Collateral Manager


By:   /s/  Richard F. Kurth
   --------------------------------------
    Name:  Richard F. Kurth
    Title: Vice President


By:   /s/  Mark L. Gold
   --------------------------------------
    Name:  Mark L. Gold
    Title: Managing Director

Flagship CLO 2001-1

By:  Flagship Capital Management, Inc.


By:   /s/  James T. Anderson
   --------------------------------------
    Name:  James T. Anderson
    Title: Managing Director


Flagship CLO II

By:   /s/  James T. Anderson
   --------------------------------------
    Name:  James T. Anderson
    Title: Attorney in Fact


ML CLO XII Pilgrim America (Cayman) Ltd.

By:  ING Pilgrim Investments, Inc.
     as its investment manager


By:   /s/  Charles E. LeMieux
   --------------------------------------
    Name:  Charles E. LeMieux, CFA
    Title: Vice President


Octagon Investment Partners II, LLC

By:  Octagon Credit Investors, LLC
     as sub-investment manager


By:   /s/  Michael B. Nechamkin
   --------------------------------------
    Name:  Michael B. Nechamkin
    Title: Portfolio Manager


Pilgrim Prime Rate Trust

By:  ING Pilgrim Investments, Inc.
     as its investment manager


By:   /s/  Charles E. LeMieux
   --------------------------------------
    Name:  Charles E. LeMieux, CFA
    Title: Vice President



Pilgrim Senior Income Fund

By:  ING Pilgrim Investments, Inc.
     as its investment manager


By:   /s/  Charles E. LeMieux
   --------------------------------------
    Name:  Charles E. LeMieux, CFA
    Title: Vice President


Octagon Investment Partners III, Ltd.

By:  Octagon Credit Investors, LLC
     as Portfolio Manager


By:   /s/  Michael B. Nechamkin
   --------------------------------------
    Name:  Michael B. Nechamkin
    Title: Portfolio Manager


Siemans Financial Services, Inc.

By:   /s/  Frank Amodio
   --------------------------------------
    Name:  Frank Amodio
    Title: Vice President-Credit

Guaranty Bank

By:   /s/  Jim R. Hamilton
   ---------------------------------
    Name:  Jim R. Hamilton
    Title: Senior Vice President,
           Regional Manager


ML CLO XX Pilgrim America (Cayman) Ltd.

By: ING Pilgrim Investments, LLC
    as its investment manager

By:   /s/  Charles E. LiMieux
   ---------------------------------
    Name:  Charles E. LiMieux, CFA
    Title: Vice President


Pilgrim CLO 1999-1 Ltd.

By: ING Pilgrim Investments, LLC
    as its investment manager

By:   /s/  Charles E. LiMieux
   ---------------------------------
    Name:  Charles E. LiMieux, CFA
    Title: Vice President

Sequils Pilgrim-1 Ltd.

By: ING Pilgrim Investments, LLC
    as its investment manager

By:   /s/  Charles E. LiMieux
   ---------------------------------
    Name:  Charles E. LiMieux, CFA
    Title: Vice President


Maplewood (Cayman) Ltd.

By: Mass Mutual Life Insurance Co., as Investment Manager

By:   /s/  Steven J. Katz
   ---------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and
           Associate General Counsel
           Term Loan Lender

Massachusetts Mutual Life Insurance Company

By:   /s/  Steven J. Katz
   ---------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and
           Associate General Counsel
           Term Loan Lender

SAAR Holdings CDO Limited

By: Mass Mutual Life Insurance Co., as Collateral Manager

By:   /s/  Steven J. Katz
   ---------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and
           Associate General Counsel
           Term Loan Lender

Persens CDO I, Limited

By: Mass Mutual Life Insurance Co., as Portfolio Manager

By:   /s/  Steven J. Katz
   ---------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and
           Associate General Counsel
           Term Loan Lender


Somers CDO, Limited

By: Mass Mutual Life Insurance Co., as Collateral Manager

By:   /s/  Steven J. Katz
   ---------------------------------
    Name:  Steven J. Katz
    Title: Second Vice President and
           Associate General Counsel
           Term Loan Lender

Simsbury CLO, Limited

By: Mass Mutual Life Insurance Co.
    as Collateral Manager


By:   /s/   Steven J. Katz
   --------------------------------------
    Name:   Steven J. Katz
    Title:  Second Vice President


Suffield CLO, Limited

By: David L. Babson & Co.
    as Collateral Manager

By:   /s/  Mary Ann McCarthy
   --------------------------------------
    Name:  Mary Ann McCarthy
    Title: Managing Director
           Term Loan Lender


Bill & Melinda Gates Foundation

By: David L. Babson & Company Inc.
    as Investment Advisers

By:   /s/  Mary Ann McCarthy
   --------------------------------------
    Name:  Mary Ann McCarthy
    Title: Managing Director
           Term Loan Lender

[Letter of Credit and Hedged Inventory Credit Agreement]

PLAINS MARKETING, L.P., Borrower
ALL AMERICAN PIPELINE, L.P., Guarantor

By:  Plains Marketing GP Inc., General Partner

     By: /s/ Phil Kramer
        --------------------------------------
          Phil Kramer, Exec. Vice President


PLAINS ALL AMERICAN PIPELINE, L.P., Guarantor

By:  Plains AAP, L.P., General Partner

By:  Plains All American GP LLC, its General Partner

     By: /s/ Phil Kramer
        --------------------------------------
          Phil Kramer, Exec. Vice President

                                 CONSENT AND AGREEMENT

     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party,
(ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated May 4, 2001 made by it for the benefit of Administrative Agent and Lenders, and (iv) expressly acknowledges and agrees that the undersigned guarantees all indebtedness, liabilities and obligations arising under or in connection with any and all Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              PLAINS MARKETING CANADA LLC

                              By:  Plains Marketing, L.P., its sole member

                                    By:  Plains Marketing GP Inc.,
                                         its general partner

                                    By:  /s/ Phil Kramer
                                        --------------------------------------
                                         Phil Kramer, Exec. Vice President


                              PMC (NOVA SCOTIA) COMPANY

                              By:   /s/ Phil Kramer
                                  ---------------------------------------------
                                    Phil Kramer, Exec. Vice President


                              PLAINS MARKETING CANADA, L.P.

                              By:  PMC (Nova Scotia) Company,
                                    General Partner

                              By:   /s/ Phil Kramer
                                  ---------------------------------------------
                                    Phil Kramer, Exec. Vice President